UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report:  July 26, 2006
        (Date of earliest event reported):  July 21, 2006


                   CHINA SKY ONE MEDICAL, INC.
 ----------------------------------------------------------------
(Exact Name of small business issuer as specified in its charter)

     Nevada                       0-26059                 87-0430322
------------------------    --------------------    ------------------------
(State of Incorporation)    (Commission File No.)   (IRS Employer ID Number)

       No.38 Dingxin 3rd Street, Nangang District, Harbin,
     Heilongjiang Province, People's Republic of China 150001
  -------------------------------------------------------------
             (Address of principal executive offices)

                         86-451-53994073
  -------------------------------------------------------------
       (Registrant's telephone number, including area code)

                     COMET TECHNOLOGIES, INC.
   ------------------------------------------------------------
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

      Effective July 21, 2006, Comet Technologies, Inc. (now known as China Sky One Medical, Inc.) (the "Company"), engaged e-Fang Accountancy Corp. ("e-Fang"), as its independent registered accounting firm to audit the financial statements of China Sky One Medical, Inc. for the fiscal year ended December 31, 2006. At the time of the engagement, the services of HJ & Associates, LLC ("HJ"), the firm that audited the financial statements of the Company for the year ended December 31, 2005, was dismissed by the Company. e-Fang has been engaged as the independent accounting firm for the Company's subsidiary, American California Pharmaceutical Group, Inc., a California corporation ("ACPG"), which the Company acquired in 2006. In the interest of expediency and cost, and because this has been treated as a reverse acquisition for accounting purposes, the Board of Directors of the Company determined to make the change in accounting firms for the parent company, China Sky One Medical, Inc.

      HJ performed audits of the Company's financial statements for each of the years ended December 31, 2005 and 2004. Their audit reports did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the two-year period ended December 31, 2005, and from that date through the date of this Report, there have been no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused HJ to make reference to the subject matter of such disagreements in connection with their reports for each of the years ended December 31, 2005 and 2004. In connection with its audits for each of the fiscal years ended December 31, 2005 and 2004, and through the date of this Report, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

      The Company requested HJ to furnish a letter to the SEC stating whether it agrees with the above statements. The letter is furnished as Exhibit 16.1.

      During the two most recent fiscal years and through the date hereof, neither the Company nor any one on behalf of the Company has consulted with e-Fang regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters required to be disclosed under Item 304(a)(1)(iv) of Regulation S-B.


Item 5.06 Change in Shell Company Status

      As disclosed in Current Reports on Form 8-K dated May 15 and May 31, 2006, pursuant to the terms of a Stock Exchange Agreement dated May 11, 2006 (the "Agreement") by and among Comet Technologies, Inc. (now known as China Sky One Medical, Inc.) (the "Company"), American California Pharmaceutical Group, Inc. ("ACPG"), and the shareholders of ACPG, ACPG is now a wholly-owned subsidiary of the Company, and the Company, which previously had no material operations, is a holding company for the business of ACPG and its subsidiaries. ACPG is a California holding corporation, which owns all of the issued and outstanding shares of registered capital of Harbin Tian Di Ren Medical Science and Technology Company ("TDR"), a limited liability company organized in Heilongjiang Province in the People's Republic of China ("PRC" or "China"). TDR is engaged in the manufacture, marketing and sale of
over-the-counter nutraceutical and medicinal products, primarily in China.   A
detailed description of the business of ACPG and subsidiaries is included as part of an initial Form 8-K dated May 15, 2006, reporting this transaction, which is incorporated herein by reference. The closing of the transaction was reported in a Form 8-K dated May 31, 2006, which is also incorporated herein by reference.


Item 8.01  Other Events

      On July 26, 2006, the change in the name of the reporting company from "Comet Technologies, Inc." to "China Sky One Medical, Inc.," became effective. The name change was previously disclosed through an Information Statement distributed to the stockholders of the reporting company pursuant to Regulation 14C adopted under the Securities Exchange Act of 1934. At the time of the name change, the trading symbol of the reporting company on the OTC Bulletin Board changed to "CSKI."


Item 9.01  Financial Statements and Exhibits

      Furnished with this Report as Exhibit 16.1 is the letter from HJ dated July 26, 2006.



                            SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   REGISTRANT:

                                   CHINA SKY ONE MEDICAL, INC.


Date:  July 26, 2006               By /s/ Liu Yan-qing
                                      -----------------------------------
                                      Liu Yan-qing, President